                               EXHIBIT 99.(c)(D)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Northrop Corporation Report on Form 8-K dated May 2, 1994, of our report to the board of directors and shareholders of Grumman Corporation dated January 20, 1994 on the consolidated financial statements of Grumman Corporation and subsidiaries included in or incorporated by reference in Grumman Corporation's Annual report on Form 10-K for the year ended December 31, 1993. It should be noted that we have not audited any financial statements of Grumman Corporation subsequent to December 31, 1993, or performed any audit procedures subsequent to the date of our report.

                                                       /s/ ARTHUR ANDERSEN & CO.
                                                           ARTHUR ANDERSON & CO.

New York, New York
May 2, 1994